UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2024

MERCER INTERNATIONAL INC.

(Exact name of Registrant as Specified in Its Charter)

Washington	000-51826	47-0956945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 1120, 700 West Pender Street, Vancouver, British Columbia, Canada, V6C 1G8

(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (604) 684-1099

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	MERC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 Submission of Matters to a Vote of Security Holders.

Mercer International Inc. (the “Company”) held its 2024 Annual Meeting of Shareholders on May 31, 2024. At this meeting, shareholders were requested to (1) elect a board of directors; (2) approve, on a non-binding advisory basis, the Company’s executive compensation; and (3) ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm, all of which were described in more detail in the Company’s 2024 Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on April 19, 2024. The results of voting on the matters submitted to the Company’s shareholders are as follows:

Proposal 1: Election of Directors.

All of the ten nominees for the Company’s board of directors were elected, and the voting results are set forth below:

	For	Against	Abstentions	Broker Non-Votes
Juan Carlos Bueno	36,692,025	27,290	25,694	20,843,071
William D. McCartney	35,850,954	868,322	25,733	20,843,071
James Shepherd	35,858,020	872,111	14,878	20,843,071
Alan C. Wallace	36,695,651	23,625	25,733	20,843,071
Linda J. Welty	36,155,439	563,876	25,694	20,843,071
Rainer Rettig	36,155,831	563,477	25,701	20,843,071
Alice Laberge	36,581,742	138,580	24,687	20,843,071
Janine North	36,156,069	563,246	25,694	20,843,071
Torbjörn Lööf	34,955,532	1,763,783	25,694	20,843,071
Thomas Kevin Corrick	36,695,875	23,147	25,987	20,843,071

Proposal 2: Advisory Vote on Executive Compensation.

The non-binding resolution approving the Company’s executive compensation was approved, and the voting results are set forth below:

For	Against	Abstentions	Broker Non-Votes
36,436,822	280,880	27,307	20,843,071

Proposal 3: Ratification of Selection of Independent Registered Public Accounting Firm.

The selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal 2024 was ratified, and the voting results are set forth below:

For	Against	Abstentions	Broker Non-Votes
57,179,014	381,001	28,065	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCER INTERNATIONAL INC.

By:	/s/ Richard Short
Richard Short
Chief Financial Officer

Date: May 31, 2024